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                    PROSPECTUS SUPPLEMENT DATED MARCH 3, 2003


HARTFORD HLS FUNDS                                               CLASS IA SHARES
                                                                 CLASS IB SHARES


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                             THIS SUPPLEMENT UPDATES

                HARTFORD HLS FUNDS PROSPECTUSES DATED MAY 1, 2002
                        AS SUPPLEMENTED JUNE 20, 2002 AND
                                 JANUARY 3, 2003

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Hartford Index HLS Fund
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Effective March 3, 2003, Juliet Murphy, an Investment Officer of Hartford
Investment Management Company, replaced Rodger K. Metzger as Portfolio Manager of the Hartford Index HLS Fund. Ms. Murphy joined HIMCO in December 1997 and has been an investment professional involved in trading, portfolio management and investment strategy since that time.